Exhibit 99.1

LEIDOS HOLDINGS, INC. AND LEIDOS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On September 27, 2013, SAIC, Inc. (renamed Leidos Holdings, Inc.), a holding company whose direct 100%-owned subsidiary is Science Applications International Corporation (renamed Leidos, Inc.), herein collectively referred to as “Leidos” or the “Company”, completed the previously announced spin-off of SAIC Gemini, Inc. (“New SAIC”) through a pro rata distribution to stockholders of one share of New SAIC common stock for every seven shares of Leidos common stock held by such stockholders as of September 19, 2013, the record date. In connection with the spin-off, New SAIC made a net cash distribution of $274 million to Leidos Holdings, Inc. New SAIC filed a registration statement on Form 10 with the Securities and Exchange Commission (SEC) describing the spin-off and other information about New SAIC that was declared effective by the SEC on September 10, 2013.

New SAIC includes the Company’s technical, engineering and enterprise information technology services business that was previously reported as the Technical Services and Information Technology segment. Leidos retained the national security and engineering and health businesses which comprise its National Security Solutions and Health and Engineering segments. Leidos will report the New SAIC financial results as discontinued operations beginning with the nine months ended November 1, 2013, along with all comparative prior periods.

Prior to the completion of the spin-off, Leidos and New SAIC entered into a Distribution Agreement and several other agreements that govern the post-separation relationship. These agreements generally provide that each party is responsible for its respective assets, liabilities and obligations following the spin-off. The agreements also describe future commitments to provide transition services between Leidos and New SAIC.

The unaudited pro forma condensed consolidated financial information was derived from the Company’s historical condensed consolidated financial statements and is being presented to give effect to the spin-off of New SAIC and related transactions, including:

•	the transfer to New SAIC of Leidos assets and liabilities that are specifically identifiable or otherwise allocable to New SAIC;

•	the elimination of Leidos’ equity interest in New SAIC;

•	the removal of certain non-recurring separation transaction and restructuring expenses directly related to the separation;

•	the completion of a reverse stock split at a stock split ratio of 1-for-4;

•	a $274 million net cash distribution to Leidos Holdings, Inc. from New SAIC; and

•	the transfer of property, plant and equipment with a net book value of $18 million to New SAIC from Leidos at the time of separation.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and accompanying notes. The unaudited pro forma condensed consolidated statements of income presented for the six months ended August 2, 2013 and July 31, 2012 and the years ended January 31, 2013, 2012, and 2011 assume the separation and related transactions occurred on February 1, 2010. The unaudited pro forma condensed consolidated balance sheet assumes the separation and related transactions occurred on August 2, 2013.

The pro forma adjustments are based on the best information available and assumptions that management believes are reasonable, that reflect the impacts of events directly attributable to the separation and related transactions, and that are factually supportable. The pro forma adjustments may differ from those that will be calculated to report New SAIC as discontinued operations in Leidos’ future filings. The unaudited pro forma condensed consolidated financial statements are provided for illustrative and informational purposes only and are not intended to represent or be indicative of what Leidos’ results of operations or financial position would have been had the separation occurred on the dates indicated. The unaudited pro forma condensed consolidated financial statements also should not be considered representative of Leidos’ future results of operations or financial position.

See combined notes to the unaudited pro forma condensed consolidated financial statements for a more detailed discussion of these transactions.

LEIDOS HOLDINGS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Six Months Ended August 2, 2013
		Pro Forma Adjustments
(in millions, except per share amounts)	Historical Leidos Holdings, Inc.	New SAIC [A]	Other		Pro Forma
Revenues	$5,180	$(2,116)	$—		$3,064
Costs and expenses:
Cost of revenues	4,594	(1,916)	—		2,678
Selling, general and administrative expenses	266	(21)	(21	) [B]	224
Impairment losses	34	—	—		34
Separation transaction and restructuring expenses	68	(35)	(33	) [B]	—

Operating income	218	(144)	54		128
Non-operating income (expense):
Interest income	10	—	—		10
Interest expense	(39)	—	—		(39)
Other income, net	1	—	—		1

Income from continuing operations before income taxes	190	(144)	54		100
Provision for income taxes	(64)	51	(21	) [B]	(34)

Income from continuing operations	$126	$(93)	$33		$66

Basic earnings per share from continuing operations					$0.79	[C]

Diluted earnings per share from continuing operations					$0.79	[C]

Weighted average number of shares outstanding:
Basic					84	[C]

Diluted					84	[C]

LEIDOS HOLDINGS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Six Months Ended July 31, 2012
		Pro Forma Adjustments
(in millions, except per share amounts)	Historical Leidos Holdings, Inc.	New SAIC [A]	Other	Pro Forma
Revenues	$5,589	$(2,367)	$—	$3,222
Costs and expenses:
Cost of revenues	4,917	(2,137)	—	2,780
Selling, general and administrative expenses	274	(41)	—	233

Operating income	398	(189)	—	209
Non-operating income (expense):
Interest income	4	—	—	4
Interest expense	(53)	—	—	(53)
Other income, net	6	—	—	6

Income from continuing operations before income taxes	355	(189)	—	166
Provision for income taxes	(129)	68	—	(61)

Income from continuing operations	$226	$(121)	$—	$105

Basic earnings per share from continuing operations				$1.26	[C]

Diluted earnings per share from continuing operations				$1.26	[C]

Weighted average number of shares outstanding:
Basic				83	[C]

Diluted				83	[C]

LEIDOS HOLDINGS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Year Ended January 31, 2013
		Pro Forma Adjustments
(in millions, except per share amounts)	Historical Leidos Holdings, Inc.	New SAIC [A]	Other		Pro Forma
Revenues	$11,165	$(4,690)	$—		$6,475
Costs and expenses:
Cost of revenues	9,814	(4,237)	—		5,577
Selling, general and administrative expenses	572	(68)	—		504
Separation transaction and restructuring expenses	38	(28)	(10	) [B]	—

Operating income	741	(357)	10		394
Non-operating income (expense):
Interest income	9	—	—		9
Interest expense	(93)	—	—		(93)
Other income, net	8	—	—		8

Income from continuing operations before income taxes	665	(357)	10		318
Provision for income taxes	(137)	126	(4	) [B]	(15)

Income from continuing operations	$528	$(231)	$6		$303

Basic earnings per share from continuing operations					$3.64	[C]

Diluted earnings per share from continuing operations					$3.64	[C]

Weighted average number of shares outstanding:
Basic					83	[C]

Diluted					83	[C]

LEIDOS HOLDINGS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Year Ended January 31, 2012
		Pro Forma Adjustments
(in millions, except per share amounts)	Historical Leidos Holdings, Inc.	New SAIC [A]	Other	Pro Forma
Revenues	$10,488	$(4,640)	$—	$5,848
Costs and expenses:
Cost of revenues	9,522	(4,164)	—	5,358
Selling, general and administrative expenses	665	(65)	—	600

Operating income	301	(411)	—	(110)
Non-operating income (expense):
Interest income	5	—	—	5
Interest expense	(114)	—	—	(114)
Other income, net	5	—	—	5

Income (loss) from continuing operations before income taxes	197	(411)	—	(214)
Provision for income taxes	(211)	160	—	(51)

Loss from continuing operations	$(14)	$(251)	$—	$(265)

Basic earnings per share from continuing operations				$(3.15	) [C]

Diluted earnings per share from continuing operations				$(3.15	) [C]

Weighted average number of shares outstanding:
Basic				84	[C]

Diluted				84	[C]

LEIDOS HOLDINGS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Year Ended January 31, 2011
		Pro Forma Adjustments
(in millions, except per share amounts)	Historical Leidos Holdings, Inc.	New SAIC [A]	Other	Pro Forma
Revenues	$10,779	$(4,774)	$—	$6,005
Costs and expenses:
Cost of revenues	9,360	(4,257)	—	5,103
Selling, general and administrative expenses	490	(112)	—	378

Operating income	929	(405)	—	524
Non-operating income (expense):
Interest income	2	—	—	2
Interest expense	(79)	—	—	(79)
Other income, net	2	—	—	2

Income from continuing operations before income taxes	854	(405)	—	449
Provision for income taxes	(307)	149	—	(158)

Income from continuing operations	$547	$(256)	$—	$291

Basic earnings per share from continuing operations				$3.20	[C]

Diluted earnings per share from continuing operations				$3.18	[C]

Weighted average number of shares outstanding:
Basic				91	[C]

Diluted				92	[C]

LEIDOS HOLDINGS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED BALANCE SHEET

	August 2, 2013
		Pro Forma Adjustments
(in millions)	Historical Leidos Holdings, Inc.	New SAIC [A]	Other		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$462	$(2)	$274	[D]	$734
Receivables, net	1,999	(710)	—		1,289
Inventory, prepaid expenses and other current assets	350	(96)	—		254
Assets of discontinued operations	15	—	—		15

Total current assets	2,826	(808)	274		2,292
Property, plant and equipment, net	280	(26)	(18	) [E]	236
Intangible assets, net	128	(5)	—		123
Goodwill	2,195	(491)	—		1,704
Deferred income taxes	13	(9)	—		4
Other assets	79	(9)	—		70

	$5,521	$(1,348)	$256		$4,429

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$1,188	$(434)	$—		$754
Accrued payroll and employee benefits	478	(165)	—		313
Notes payable and long-term debt, current portion	3	(1)	—		2

Total current liabilities	1,669	(600)	—		1,069
Notes payable and long-term debt, net of current portion	1,332	(2)	—		1,330
Other long-term liabilities	175	(17)	—		158
Commitments and contingencies					—
Stockholders’ equity:					—
Stockholders’ equity	2,347	(729)	256	[D], [E]	1,874
Accumulated other comprehensive loss	(2)	—	—		(2)

Total stockholders’ equity	2,345	(729)	256		1,872

	$5,521	$(1,348)	$256		$4,429

LEIDOS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Six Months Ended August 2, 2013
		Pro Forma Adjustments
(in millions)	Historical Leidos, Inc.	New SAIC [A]	Other		Pro Forma
Revenues	$5,180	$(2,116)	$—		$3,064
Costs and expenses:
Cost of revenues	4,594	(1,916)	—		2,678
Selling, general and administrative expenses	266	(21)	(21	) [B]	224
Impairment losses	34	—	—		34
Separation transaction and restructuring expenses	68	(35)	(33	) [B]	—

Operating income	218	(144)	54		128
Non-operating income (expense):
Interest income	10	—	—		10
Interest expense	(39)	—	—		(39)
Other income, net	1	—	—		1

Income from continuing operations before income taxes	190	(144)	54		100
Provision for income taxes	(64)	51	(21	) [B]	(34)

Income from continuing operations	$126	$(93)	$33		$66

LEIDOS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Six Months Ended July 31, 2012
		Pro Forma Adjustments
(in millions)	Historical Leidos, Inc.	New SAIC [A]	Other	Pro Forma
Revenues	$5,589	$(2,367)	$—	$3,222
Costs and expenses:
Cost of revenues	4,917	(2,137)	—	2,780
Selling, general and administrative expenses	274	(41)	—	233

Operating income	398	(189)	—	209
Non-operating income (expense):
Interest income	4	—	—	4
Interest expense	(53)	—	—	(53)
Other income, net	6	—	—	6

Income from continuing operations before income taxes	355	(189)	—	166
Provision for income taxes	(129)	68	—	(61)

Income from continuing operations	$226	$(121)	$—	$105

LEIDOS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Year Ended January 31, 2013
		Pro Forma Adjustments
(in millions)	Historical Leidos, Inc.	New SAIC [A]	Other		Pro Forma
Revenues	$11,165	$(4,690)	$—		$6,475
Costs and expenses:			—
Cost of revenues	9,814	(4,237)	—		5,577
Selling, general and administrative expenses	572	(68)	—		504
Separation transaction and restructuring expenses	38	(28)	(10	) [B]	—

Operating income	741	(357)	10		394
Non-operating income (expense):
Interest income	10	—	—		10
Interest expense	(93)	—	—		(93)
Other income, net	8	—	—		8

Income from continuing operations before income taxes	666	(357)	10		319
Provision for income taxes	(137)	126	(4	) [B]	(15)

Income from continuing operations	$529	$(231)	$6		$304

LEIDOS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Year Ended January 31, 2012
		Pro Forma Adjustments
(in millions)	Historical Leidos, Inc.	New SAIC [A]	Other	Pro Forma
Revenues	$10,488	$(4,640)	$—	$5,848
Costs and expenses:
Cost of revenues	9,522	(4,164)	—	5,358
Selling, general and administrative expenses	665	(65)	—	600

Operating income	301	(411)	—	(110)
Non-operating income (expense):
Interest income	5	—	—	5
Interest expense	(119)	—	—	(119)
Other income, net	5	—	—	5

Income (loss) from continuing operations before income taxes	192	(411)	—	(219)
Provision for income taxes	(209)	160	—	(49)

Loss from continuing operations	$(17)	$(251)	$—	$(268)

LEIDOS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Year Ended January 31, 2011
		Pro Forma Adjustments
(in millions)	Historical Leidos, Inc.	New SAIC [A]	Other	Pro Forma
Revenues	$10,779	$(4,774)	$—	$6,005
Costs and expenses:
Cost of revenues	9,360	(4,257)	—	5,103
Selling, general and administrative expenses	490	(112)	—	378

Operating income	929	(405)	—	524
Non-operating income (expense):
Interest income	2	—	—	2
Interest expense	(94)	—	—	(94)
Other income, net	2	—	—	2

Income from continuing operations before income taxes	839	(405)	—	434
Provision for income taxes	(300)	149	—	(151)

Income from continuing operations	$539	$(256)	$—	$283

LEIDOS, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED BALANCE SHEET

	August 2, 2013
		Pro Forma Adjustments
(in millions)	Historical Leidos, Inc.	New SAIC [A]	Other		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$462	$(2)	$(21	) [D]	$439
Receivables, net	1,999	(710)	—		1,289
Inventory, prepaid expenses and other current assets	350	(96)	—		254
Assets of discontinued operations	15	—	—		15

Total current assets	2,826	(808)	(21)		1,997
Property, plant and equipment, net	280	(26)	(18	) [E]	236
Intangible assets, net	128	(5)	—		123
Goodwill	2,195	(491)	—		1,704
Deferred income taxes	13	(9)	—		4
Other assets	79	(9)	—		70
Note receivable from Leidos Holdings, Inc.	374	—	—		374

	$5,895	$(1,348)	$(39)		$4,508

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$1,188	$(434)	$—		$754
Accrued payroll and employee benefits	478	(165)	—		313
Notes payable and long-term debt, current portion	3	(1)	—		2

Total current liabilities	1,669	(600)	—		1,069
Notes payable and long-term debt, net of current portion	1,332	(2)	—		1,330
Other long-term liabilities	175	(17)	—		158
Commitments and contingencies					—
Stockholders’ equity:					—
Stockholders’ equity	2,721	(729)	(39	)[D], [E]	1,953
Accumulated other comprehensive loss	(2)	—	—		(2)

Total stockholders’ equity	2,719	(729)	(39)		1,951

	$5,895	$(1,348)	$(39)		$4,508

LEIDOS HOLDINGS, INC. AND LEIDOS, INC.

COMBINED NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Statements of Income and Balance Sheet

[A]	The adjustments remove the assets, liabilities, equity, and results of operations of the Technical Services and Information Technology segment that comprises New SAIC. The adjustment to results of operations excludes certain general corporate overhead expenses that were not specifically related to New SAIC and do not meet the requirements to be presented as a component of discontinued operations. The adjustment to the balance sheet reflects the allocation of certain amounts that were historically managed and recorded by Leidos including: (i) current deferred income tax liabilities of $16 million, noncurrent deferred income tax assets of $9 million, and other general tax liabilities of $5 million associated with the New SAIC tax provision, (ii) goodwill of $491 million allocated to New SAIC based on relative fair value, and (iii) identifiable long lived intangible assets of $5 million.

Statements of Income

[B]	The adjustments to selling, general and administrative expenses and separation transaction and restructuring expenses adjust for: (1) non-recurring costs directly related to the separation transaction and restructuring of the Company that were not specifically related to New SAIC, and (2) $21 million of non-recurring costs incurred during the six months ended August 2, 2013 to establish infrastructures for the two future companies. These expenses are included in our historical results of operations. The pro forma adjustments related to these expenses were tax effected using an estimated tax rate of $38.9%, based on the blended federal and state statutory income tax rates.

The summary of non-recurring separation transaction and restructuring expenses is presented in the table below.

(in millions)	Six Months Ended August 2, 2013	Year Ended January 31, 2013
Strategic advisory services	$2	$1
Severance costs	9	9
Lease termination and facility consolidation expenses	22	—

Total adjustments	$33	$10

[C]	The pro forma basic and diluted weighted average shares outstanding were based on the historical weighted average number of common shares outstanding adjusted for the execution of a reverse stock-split at a stock-split ratio of 1-for-4 shares.

Balance Sheet

[D]	The adjustment reflects a $295 million dividend to Leidos Holdings, Inc. from New SAIC, a $5 million repayment to Leidos, Inc. from New SAIC for financing costs previously advanced, and a $26 million capital contribution to New SAIC from Leidos, Inc. Cash proceeds from the $295 million dividend received from New SAIC will be held at Leidos Holdings, Inc. and therefore was excluded as a pro forma adjustment to Leidos, Inc.

[E]	The adjustment reflects property, plant and equipment with a net book value of $18 million ($63 million gross, $45 million accumulated depreciation) transferred to New SAIC at the time of separation.